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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21713

Madison Strategic Sector Premium Fund
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

Pamela M. Krill
Madison/Mosaic Legal and Compliance Department
550 Science Drive
Madison, WI  53711
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1

SEMI-ANNUAL REPORT (unaudited)

June 30, 2011

Madison Strategic Sector
Premium Fund (MSP)

Active Equity Management combined with a Covered Call Option Strategy

Madison Asset Management, LLC

www.madisonfunds.com

MSP | Madison Strategic Sector Premium Fund

Table of Contents
Review of Period	1
Portfolio of Investments	4
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Other Information	15
Dividend Reinvestment Plan	18
Privacy Notice	19

| Semi-annual Report | June 30, 2011

MSP | Madison Strategic Sector Premium Fund

Review of Period
What happened in the market during the first half of 2011?

The six months ending June 30, 2011 began much like 2010 ended, with stock markets surging , driven by a seemingly endless supply of government financial support and lofty economic growth expectations. From August 31, 2010 through February 18, 2011, the S&P 500 Index soared 29% (including dividends) with only a very slight hesitation in November 2010. The renewed European sovereign debt concerns, unrest in Middle East and North African oil producing nations and the tragic Japanese earthquake and nuclear disaster resulted in a sharp reversal in stock prices with the S&P 500 giving back all of its early year gains by mid March. Rather surprisingly, stocks very quickly resumed their upward trajectory despite continued geopolitical risks and soaring oil prices. By the end of April, the S&P 500 had reached its highest point of the year, a level not seen since June 2008. However, stock prices moved lower once again as the impact of higher fuel costs, renewed housing market weakness and generally lackluster economic data caused economic growth expectations to be adjusted lower for the rest of the year. In the last week of June, better news out of North Africa resulted in a sharp decline in oil prices and investors jumped back into stocks causing a 4% late quarter rally which ultimately provided the bulk of the return for the period. Clearly, the first six months of the year proved to be a choppy ride for stocks as should be expected in an environment of significant geopolitical and economic uncertainty. For the full six month period, the S&P 500 rose 6.02% while the S&P BuyWrite Index (BXM), representing a passive covered call strategy on the S&P 500, rose 2.42%.

From a sector perspective, higher quality stocks and defensive sectors were the leaders over the full six month period, however, sector leadership ebbed and flowed along with the multiple changes in investor sentiment. Early leadership was very heavily in the energy sector as crude oil prices surged on geopolitical unrest. Cyclical sectors, such as technology and industrials, and lower quality stocks also led early in the year, continuing their dominance from late 2010. As investor concerns grew and the overall market sagged, defensive sectors such as health care and consumer staples rotated into a leadership role. Although lower than late 2010, sector and individual stock correlations have started rising once again indicating that sector and stock movements are becoming more connected and driven by macro issues rather than fundamental issues. This has provided an increasingly challenging environment for our stock selection focus which relies more heavily on identifying attractive fundamental characteristics for our equity holdings.

Volatility has been relatively tame for much of this year with the exception of a short-lived spike in mid March as the market reacted negatively to the above-noted geopolitical events and the Japanese earthquake. The CBOE VIX Index jumped by over 45% in that short period of time but reversed very quickly as the stock market rebounded and investor fears subsided. Despite the ensuing choppiness in the market for the remainder of the period, volatility remained fairly docile as changes in market direction occurred in an fairly orderly manner.

How did the fund perform given the marketplace conditions during the first six months of 2011?

For the six months ending June 30, 2011, the fund’s Net Asset Value (NAV) rose 0.33%, trailing the CBOE S&P BuyWrite Index (BXM) return of 2.42% and the S&P 500 return of 6.02%. The fund’s market price gained 0.77%. During the early months of the year the fund lagged the S&P 500 Index which is typical of a covered call strategy in a strong upwardly trending market. This was exacerbated by a growing cash position which resulted from numerous option assignments, primarily in January. With the market appearing expensive following such a strong rally from mid 2010, the fund was awaiting opportunities to reinvest on weakness. Such opportunities were presented periodically over the past six months but were very short in duration and relatively mild in scale. Although the S&P 500 Index has vacillated significantly in recent months, a true correction has not yet occurred. As stock prices periodically dipped, the fund opportunistically reinvested portions of its cash into high quality companies with a keen eye to purchasing at appropriate valuation levels. This, along with the covered call aspect of the fund strategy, is key to

Semi-annual Report | June 30, 2011 | 1

MSP | Madison Strategic Sector Premium Fund | Review of Period | continued

providing support in uncertain markets and is consistent with our "growth at a reasonable price" philosophy. As markets quickly rebounded from their short-lived retreats, additional call option positions moved in-the-money resulting in further stock assignments and additions to cash holdings. The cash generation of the portfolio during periods of market surges and our opportunistic and valuation conscious manner in reinvesting the cash, was the primary reason for the fund’s divergence from the overall market during the period. As markets corrected in June, the fund’s defensive positioning dramatically narrowed the performance differential; however, the strong surge in the final days of June reversed much of the positive effect.

Describe the fund’s portfolio equity and option structure.

As of June 30, 2011, the fund held 35 equity securities and unexpired call options had been written against 64.3% of the fund’s stock holdings. The relatively low level of stock positions fully covered by call options reflected an active June expiration period in which a number of call options either expired or were repurchased. We have increased the level of coverage significantly as the equity market rebounded in late June and continued into July. During the six-month period, the fund generated premiums of $2.2 million from its covered call writing activities. It is the strategy of the fund to write "out of the money" call options, and, as of June 30, 40% of the fund’s call options (16 of 40 different options) remained "out of the money." (Out of the money means the stock price is below the strike price at which the shares could be called away by the option holder.) The number of "out of the money" options as a percent of options written declined slightly from the beginning of the year given the strong absolute performance of the stock market for the period.

Which sectors are prevalent in the fund?

From a sector perspective, the fund’s largest exposure as of June 30, 2010 was to the Technology (and technology related) Sector, followed by Financials, Health Care, Consumer Discretionary and Energy. The fund did not invest in the Materials, Consumer Staples, Telecommunication Services, Industrials and Utilities Sectors during the period.

SECTOR ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS AS OF 6/30/11
Consumer Discretionary	11.9%
Energy	5.8%
Financials	16.5%
Health Care	13.3%
Information Technology	21.4%
Investment Companies	7.1%
U.S. Treasury Note	0.7%
Cash & Other	23.3%

Discuss the fund’s security and option selection process.

The fund is managed by two teams of investment professionals. We like to think of these teams as a "right hand" and "left hand," meaning they work together to make common stock and option decisions. We use fundamental analysis to select solid companies with good growth prospects and attractive valuations. We then seek attractive call options to write on those stocks. It is our belief that this partnership of active management between the equity and option teams provides investors with an innovative, risk-moderated approach to equity investing. The fund’s portfolio managers seek to invest in a portfolio of common stocks that have favorable "PEG" ratios (Price-Earnings ratio to Growth rate) as well as financial strength and industry leadership. As bottom-up investors, we focus on the fundamental businesses of our companies. Our stock selection philosophy strays away from the "beat the street" mentality, as we seek companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the "instant gratification" school of thought, we believe we bring elements of consistency, stability and predictability to our shareholders.

Once we have selected attractive and solid names for the fund, we employ our call writing strategy. This procedure entails selling calls that are primarily out-of the-money, meaning that the strike price is higher than the common stock price, so that the fund can participate in some stock appreciation. By receiving option premiums, the fund receives a high level of investment income and adds an element of downside protection. Call options may be written over a number of time periods and at differing strike prices in an effort to maximize the protective value

2 | Semi-annual Report | June 30, 2011

MSP | Madison Strategic Sector Premium Fund | Review of Period | concluded

to the strategy and spread income evenly throughout the year.

What is management’s outlook for the market and fund in the second half of 2011?

Looking forward, a number of recent developments have bolstered confidence that the economy can once again regain its footing as we move through the second half of 2011. For starters, the price of oil has declined by more than 15% since peaking in late April. In addition, global supply chain disruptions from the Japanese earthquake appear to be fading. Meanwhile, in Europe, another "fix" appears to be in place which could at least improve the odds for a delayed and orderly Greece default, welcome news to a number of very shaky European banks. On the fiscal front, serious political discussions focused on an extension of federal stimulus into 2012 appear to be providing more time for the economy to heal before it "sets out on its own." Finally, the ongoing credit cycle tightening in China may soon be coming to a close. However, we must also not lose sight of the fact that we, as a nation, are still going through a rather lengthy and painful de-leveraging process. We believe this ongoing de-leveraging will lead to more fragile (sub-optimal) economic growth with shorter and choppier economic cycles. The economy and financial markets remain in healing mode following the crippling financial crisis of 2008-09. Although the trend in equity markets has been strongly positive since early 2009, the foundation for extended gains seems less than solid. Improvements certainly have been made but serious challenges remain. Fiscal austerity, which is gripping parts of Europe, will increasingly impact our domestic economy, offsetting the monetary easing which has provided much of the fuel for equity strength in recent years. Corporate profit margins are at all time highs leaving little opportunity for improvement. Housing and employment data remains dismal. In short, the path to future sustained economic growth is not likely to be a smooth one. The fund will continue its defensive stance given our view of relative uncertainty and will opportunistically move to a more aggressive stance as conditions improve and/or reduced market valuations and higher option premiums provide an increased margin of safety.

TOP TEN STOCK HOLDINGS AS OF JUNE 30, 2011
% of net assets
Celgene Corp.	3.82%
Visa Inc., Class A	3.74%
Google Inc., Class A	3.66%
SPDR S&P 500 ETF Trust	3.35%
Microsoft Corp.	3.13%
Morgan Stanley	2.92%
Powershares QQQ Trust Series 1	2.89%
State Street Corp.	2.86%
Best Buy Co. Inc.	2.79%
Teva Pharmaceutical Industries Ltd., ADR	2.75%

SHARE PRICE AND NAV PERFORMANCE FOR
MADISON STRATEGIC SECTOR PREMIUM FUND
Semi-annual Report | June 30, 2011 | 3

MSP | Madison Strategic Sector Premium Fund

Portfolio of Investments | (unaudited) | June 30, 2011
	Shares	Value
COMMON STOCK - 71.4%
Consumer Discretionary - 12.3%
American Eagle Outfitters Inc.	80,000	$ 1,020,000
Best Buy Co. Inc.	70,000	2,198,700
Kohl’s Corp.	30,000	1,500,300
Lowe’s Cos. Inc.	80,000	1,864,800
Staples Inc.	80,000	1,264,000
Target Corp.	40,000	1,876,400
		9,724,200
Energy - 6.0%
Apache Corp.	13,400	1,653,426
Noble Corp.*	30,000	1,182,300
Schlumberger Ltd.	22,000	1,900,800
		4,736,526
Financials - 17.1%
Affiliated Managers Group Inc.*	15,000	1,521,750
American Express Co.	30,000	1,551,000
Bank of America Corp.	175,000	1,918,000
Goldman Sachs Group Inc./The	14,000	1,863,260
Morgan Stanley	100,000	2,301,000
State Street Corp.	50,000	2,254,500
Wells Fargo & Co.	75,000	2,104,500
		13,514,010
Health Care - 13.8%
Celgene Corp.*	50,000	3,016,000
Gilead Sciences Inc.*	50,000	2,070,500
Medtronic Inc.	40,000	1,541,200
Mylan Inc./PA*	50,000	1,233,500
Pfizer Inc.	39,800	819,880
Teva Pharmaceutical Industries Ltd., ADR	45,000	2,169,900
		10,850,980
Information Technology - 22.2%
Adobe Systems Inc.*	55,000	1,729,750
Applied Materials Inc.	90,000	1,170,900
Cisco Systems Inc.	130,000	2,029,300
Flextronics International Ltd.*	184,900	1,187,058
Google Inc., Class A*	5,700	2,886,366
Hewlett-Packard Co.	50,000	1,820,000
Microsoft Corp.	95,000	2,470,000
Symantec Corp.*	25,000	493,000
Visa Inc., Class A	35,000	2,949,100
Yahoo! Inc.*	50,000	752,000
		17,487,474
Total Common Stock (Cost $59,776,448)		56,313,190
	Par Value	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 0.7%
U.S. Treasury Note - 0.7%
0.875%, 1/31/12	$550,000	$ 552,492

Total U.S. Government and Agency Obligations (Cost $552,195)		552,492
	Shares
INVESTMENT COMPANIES - 7.3%
iPATH S&P 500 VIX Short-Term Futures ETN*	40,000	845,600
Powershares QQQ Trust Series 1	40,000	2,282,000
SPDR S&P 500 ETF Trust	20,000	2,639,400
Total Investment Companies (Cost $6,274,057)		5,767,000
Repurchase Agreement - 24.2%
With U.S. Bank National Association issued 6/30/11 at 0.01%, due 7/1/11, collateralized by $19,462,235 in Freddie Mac Pool #E99430 due 9/1/18. Proceeds at maturity are $19,080,623 (Cost $19,080,618)		19,080,618
TOTAL INVESTMENTS - 103.6% (Cost $85,683,318)		81,713,300
NET OTHER ASSETS AND LIABILITIES - (1.0%)		(770,372)
Total Call & Put Options Written - (2.6%)		(2,061,238)
TOTAL ASSETS - 100.0%		$78,881,690

*	Non-income Producing
ETF	Exchange Traded Fund
ETN	Exchange Traded Note

See accompanying Notes to Financial Statements.

4 | Semi-annual Report | June 30, 2011

MSP | Madison Strategic Sector Premium Fund | Portfolio of Investments | concluded

Call Options Written	Contracts	Expiration	Strike Price	Market Value
Adobe Systems Inc.	250	July 2011	$ 34.00	$ 1,125
Affiliated Managers Group Inc.	150	December 2011	95.00	189,750
American Eagle Outfitters Inc.	500	August 2011	16.00	2,500
American Express Co.	300	July 2011	47.50	129,000
Apache Corp.	134	July 2011	110.00	180,900
Applied Materials Inc.	200	July 2011	13.00	5,200
Applied Materials Inc.	200	July 2011	14.00	500
Applied Materials Inc.	200	July 2011	16.00	100
Best Buy Co. Inc.	300	December 2011	33.00	59,700
Celgene Corp.	200	July 2011	57.50	62,000
Celgene Corp.	200	October 2011	57.50	101,500
Celgene Corp.	100	January 2012	62.50	37,500
Flextronics International Ltd.	500	January 2012	10.00	1,500
Gilead Sciences Inc.	250	August 2011	39.00	80,000
Gilead Sciences Inc.	250	January 2012	43.00	63,625
Goldman Sachs Group Inc./The	100	October 2011	160.00	8,100
Google Inc.	25	December 2011	540.00	54,750
Kohl’s Corp.	115	July 2011	52.50	2,013
Kohl’s Corp.	100	October 2011	55.00	7,750
Lowe’s Cos. Inc.	600	July 2011	26.00	300
Lowe’s Cos. Inc.	200	October 2011	27.00	3,300
Medtronic Inc.	150	November 2011	42.00	10,875
Medtronic Inc.	250	January 2012	40.00	46,250
Microsoft Corp.	200	January 2012	26.00	32,300
Morgan Stanley	400	July 2011	28.00	1,600
Morgan Stanley	400	July 2011	30.00	800
Mylan Inc./PA	500	July 2011	21.00	183,750
Pfizer Inc.	300	September 2011	20.00	32,250
Powershares QQQ Trust Series 1	400	July 2011	56.00	53,000
Schlumberger Ltd.	220	January 2012	85.00	191,400
SPDR S&P 500 ETF Trust	200	September 2011	129.00	113,000
State Street Corp.	200	August 2011	45.00	35,100
State Street Corp.	200	November 2011	47.00	43,700
Symantec Corp.	250	July 2011	18.00	43,750
Target Corp.	200	January 2012	52.50	19,500
Teva Pharmaceutical Industries Ltd., ADR	450	January 2012	52.50	76,950
Visa Inc.	150	January 2012	80.00	132,750
Wells Fargo & Co.	200	January 2012	30.00	29,100
Yahoo! Inc.	500	July 2011	18.00	1,750
Total Call Options Written (Premiums received $2,505,800)				$2,038,938

Put Options Written
Microsoft Corp.	200	January 2012	24.00	22,300
Total Put Options Written (Premiums received $34,799)				$ 22,300

See accompanying Notes to Financial Statements.
Semi-annual Report | June 30, 2011 | 5

MSP | Madison Strategic Sector Premium Fund

Statement of Assets and Liabilities | (unaudited) | June 30, 2011
ASSETS
Investments, at value (Note 1 and 2)
Short term investments	$19,633,110
Investment securities	62,080,190
Total investments (cost $85,683,318)	81,713,300
Dividends and interest receivable	63,797
Total assets	81,777,097

LIABILITIES
Options written, at value (premiums received of $2,540,599)	2,061,238
Payables
Investment securities purchased	819,669
Auditor fees	10,000
Independent trustee fees	4,500
Total liabilities	2,895,407

NET ASSETS	$78,881,690

Net assets consist of:
Paid in capital	104,350,926
Accumulated net realized loss on investments and options transactions	(18,898,035)
Accumulated net unrealized depreciation on investments and options transactions	(3,490,657)
Accumulated net investment loss	(3,080,544)
Net assets	$78,881,690

CAPITAL SHARES ISSUED AND OUTSTANDING
An unlimited number of capital shares authorized,$.01 par value per share (Note 7)	5,798,291

NET ASSET VALUE PER SHARE	$13.60

See accompanying Notes to Financial Statements.
6 | Semi-annual Report | June 30, 2011

MSP | Madison Strategic Sector Premium Fund

Statement of Operations | (unaudited) | For the six-months ended June 30, 2011
INVESTMENT INCOME (Note 1)
Interest income	$ 4,539
Dividend income	326,360
Total investment income	330,899

EXPENSES (Notes 3 and 4)
Investment advisory	323,536
Administration	10,110
Fund accounting	11,122
Auditor fees	10,000
Independent trustee fees	9,000
Other	32,564
Total expenses	396,332

NET INVESTMENT INCOME (LOSS)	(65,433)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	1,844,190
Options	1,250,225
Net unrealized appreciation (depreciation) on:
Investments	(5,998,433)
Options	3,294,518

NET GAIN ON INVESTMENTS AND OPTIONS TRANSACTIONS	390,500

TOTAL NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 325,067

See accompanying Notes to Financial Statements.
Semi-annual Report | June 30, 2011 | 7

MSP | Madison Strategic Sector Premium Fund

Statements of Changes in Net Assets
	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2011	2010
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment loss	$ (65,433)	$ (163,129)
Net realized gain (loss) on investments and options transactions	3,094,415	(17,767,297)
Net unrealized appreciation (depreciation) on investments and options transactions	(2,703,915)	25,354,203
Net Increase in net assets resulting from operations	325,067	7,423,777

DISTRIBUTION TO SHAREHOLDERS (Note 4)
From and in excess of net investment income	(3,015,111)	–
Return of capital	–	(6,030,223)
Total distributions	(3,015,111)	(6,030,223)

CAPITAL SHARE TRANSACTIONS	–	–

NET INCREASE (DECREASE) IN NET ASSETS	(2,690,044)	1,393,554

NET ASSETS
Beginning of period	$81,571,734	$80,178,180
End of period (including distributions in excess of net investment income of $3,080,544 and $0, respectively)	$78,881,690	$81,571,734

See accompanying Notes to Financial Statements.
8 | Semi-annual Report | June 30, 2011

MSP | Madison Strategic Sector Premium Fund

Financial Highlights
Per Share Operating Performance for One Share Outstanding Throughout the Period

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2011	2010	2009	2008	2007	2006
Net asset value, beginning of period	$14.07	$13.83	$10.75	$17.52	$20.25	$19.87
Investment operations:
Net investment income (loss)	(0.01)	(0.03)	(0.03)	0.03	0.28	0.06
Net realized and unrealized gain (loss) on investments and options transactions	0.06	1.31	4.26	(5.30)	(1.21)	2.12
Total from investment operations	0.05	1.28	4.23	(5.27)	(0.93)	2.18
Less distributions:
From and in excess of net investment income	(0.52)	–	–	(0.03)	(0.28)	(0.06)
From capital gains	–	–	(1.15)	(1.47)	(1.52)	(1.74)
Return of capital	–	(1.04)	–	–	–	–
Total distributions	(0.52)	(1.04)	(1.15)	(1.50)	(1.80)	(1.80)
Net asset value, end of period	$13.60	$14.07	$13.83	$10.75	$17.52	$20.25
Market value, end of period	$12.40	$12.82	$12.23	$8.75	$15.53	$20.60
Total investment return
Net asset value (%)	0.33	9.79	41.21	(31.94)	(5.07)	11.61
Market value (%)	0.77	14.01	55.81	(36.18)	(16.85)	11.30
Ratios and supplemental data
Net assets, end of period (thousands)	$78,882	$81,572	$80,178	$62,333	$101,607	$116,223
Ratios to Average Net Assets:
Total expenses, excluding interest expense (%)	0.973	0.98	1.04	1.07	0.98	0.98
Total expenses, including interest expense (%)	0.973	0.98	1.23	1.50	0.98	0.98
Net investment income, including interest expense (%)	(0.16)3	(0.20)	(0.27)	0.19	1.41	0.33
Ratios to Average Managed Assets:1
Total expenses, excluding interest expense (%)	–	–	0.97	0.96	–	–
Total expenses, including interest expense (%)	–	–	1.13	1.35	–	–
Net investment income, including interest expense (%)	–	–	(0.25)	0.17	–	–
Portfolio turnover (%)	44	61	25	41	93	64
Senior Indebtedness
Outstanding balance, end of period (thousands)	–	–	–	10,000	–	–
Average outstanding balance during the period (thousands)	–	–	5,671	9,706	–	–
Average fund shares during the period (thousands)	–	–	5,798	5,798	–	–
Average indebtedness per share	–	–	0.98	1.67	–	–
Asset coverage per $1,000 of indebtedness	–	–	–	7,2332	–	–

1Managed assets is equal to net assets plus average outstanding leverage.
2Calculated by subtracting the fund’s total liabilities (not including borrowings) from the fund’s total assets and dividing by the total borrowings at year-end.
3Annualized.
Net asset value figures are based on average daily shares outstanding during the year.

See accompanying Notes to Financial Statements.

Semi-annual Report | June 30, 2011 | 9

MSP | Madison Strategic Sector Premium Fund

Notes to Financial Statements | June 30, 2011

Note 1 – Organization.

Madison Strategic Sector Premium Fund (the "Fund") was organized as a Delaware statutory trust on February 4, 2005. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended. The Fund commenced operations on April 27, 2005. The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation.

The Fund will pursue its investment objectives by investing in a portfolio consisting primarily of common stocks of large and mid-capitalization issuers that are, in the view of the Fund’s Investment Adviser, selling at a reasonable price in relation to their long-term earnings growth rates. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 – Significant Accounting Policies.

(a) Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(b) Portfolio Valuation
Securities traded on a national securities exchange are valued at their closing sale price except for securities traded on NASDAQ which are valued at the NASDAQ official closing price ("NOCP") and options which are valued at the mean between the best bid and best ask price across all option exchanges. Repurchase agreements and other securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which quotations are readily available, are valued at the mean between their closing bid and ask prices. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

The Fund has adopted Financial Accounting Standards Board ("FASB") applicable guidance on fair value measurements. Fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data "inputs" and minimize the use of unobservable "inputs" and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 – quoted prices in active markets for identical investments

Level 2 –  other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads

10 | Semi-annual Report | June 30, 2011

MSP | Madison Strategic Sector Premium Fund | Notes to Financial Statements | continued

and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value for the period ended June 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. As of June 30, 2011, the Fund held no securities deemed as a Level 3.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of June 30, 2011 (unaudited):

Description	Level 1	Level 2	Level 3	Value at 6/30/11
Assets:
Common Stocks	$56,313,190	$ –	$ –	$56,313,190
Investment Companies	5,767,000	–		5,767,000
U.S. Government and Agency Obligations	–	552,492	–	552,492
Repurchase Agreement	–	19,080,618	–	19,080,618
Total	$62,080,190	$19,633,110	$ –	$81,713,300

Liabilities:
Written options	$ 2,061,238	$ –	$ –	$ 2,061,238
Total	$ 2,061,238	$ –	$ –	$ 2,061,238
Please see Portfolio of Investments for common stock sector breakdown and listing of all securities within each caption.

The Fund has adopted the Accounting Standard Update, Fair Value Measurements and Disclosures; Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuance and settlements on a gross basis was effective for interim and annual periods beginning after December 15, 2010. There were no transfers between classification levels during the period ended June 30, 2011.

The fund adopted guidance on enhanced disclosures about a fund’s derivative and hedging activities in order to enable investors to understand: a) how and why a fund uses derivative investments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge fund items affect a fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Fund and their effect:

Statement of Asset & Liability Presentation of Fair Values of Derivative Instruments
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	--	--	Options written	$2,061,238

Semi-annual Report | June 30, 2011 | 11

MSP | Madison Strategic Sector Premium Fund | Notes to Financial Statements | continued

The following table presents the effect of Derivative Instruments on the Statement of Operations for the six-months ended June 30, 2011 (unaudited):

	Realized Gain on Derivatives:	Change in Unrealized Appreciation on Derivatives
Derivatives not accounted for as hedging instruments
Equity contracts – options	$1,250,225	$3,294,518

In May 2011, FASB issued ASU 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and is therefore not effective for the current fiscal year. The Adviser is in the process of assessing the impact of the updated standards on the Fund’s financial statements.

(c) Investment Transactions and Investment Income
Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

(d) Repurchase Agreements
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

(e) Clarification of Investment Strategy.
When options are exercised and stocks are called away, the Fund will see its cash level materially increase. Although the Fund intends to invest at least 80% of its assets in securities under normal circumstances, there may be times when the Fund’s cash and cash equivalents represent more than 20% of the Fund’s assets for indeterminate periods until it is opportune to re-invest these amounts in securities pursuant to the Fund’s equity and option strategies. The Fund monitors this credit risk and has not experienced any losses related to this risk.

Note 3 – Investment Advisory Agreement and Other Transactions with Affiliates.

Pursuant to an Investment Advisory Agreement between the Fund and Madison Asset Management, LLC (the "Adviser"), the Adviser, under the supervision of the Fund’s Board of Trustees, will provide a continuous investment program for the Fund’s portfolio; provide investment research and make and execute recommendations for the purchase and sale of securities; and provide certain facilities and personnel, including officers required for the Fund’s administrative management and compensation of all officers and trustees of the Fund who are its affiliates. For these services, the Fund will pay the Adviser a fee, payable monthly, in an amount equal to 0.80% of the Fund’s average daily managed assets.

Under a separate Services Agreement, Madison Investment Advisors, LLC, an affiliate of the Adviser, provides or has arranged to provide fund administration services, fund accounting services and all other necessary operational and support services. Such services include transfer agent, custodian, legal, and other operational expenses. Expenses for these services are accrued daily. The Adviser assumed responsibility for payment of all expenses greater than 0.18% of average daily net assets other than the investment advisory fee described in the previous paragraph and investment expenses such as brokerage commission costs or interest and fees on loans through April 26, 2012.

Note 4 – Federal Income Taxes.

No provision is made for federal income taxes since it is the intention of the Fund to comply with the provisions

12 | Semi-annual Report | June 30, 2011

MSP | Madison Strategic Sector Premium Fund | Notes to Financial Statements | continued

of Subchapter M of the internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all federal income taxes.

The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Modernization Act") modernizes several of the federal income and excise tax provisions related to RICs. The Modernization Act contains simplification provisions effective for taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a RIC for "inadvertent" failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act allows capital losses to be carried forward indefinitely, and retain the character of the original loss, exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

As of and during the six-months ended June 30, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.

As of December 31, 2010, for federal income tax purposes, the Fund had available to offset future capital gains the following capital loss carryovers and the year they expire:

Expiration Date
December 31, 2017	$ 3,853,762
December 31, 2018	18,127,591

The capital loss carryforward cannot be utilized prior to the utilization of new capital loss carryovers, if any, created after December 31, 2010. When the Fund utilizes capital loss carryforwards to offset its realized gains, distributions to shareholders derived from those realized gains are treated as ordinary income for tax purposes under the Internal Revenue Code and are shown as such on IRS Form 1099 DIV.

Information on the tax components of investments, excluding option contracts, as of June 30, 2011 is as follows (unaudited):

Aggregate Cost	$85,694,414
Gross unrealized appreciation	2,747,307
Gross unrealized depreciation	(6,728,421)
Net unrealized appreciation	$(3,981,114)

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and post-October transactions.

As of June 30, 2011, the Fund distributed $3,015,111 to shareholders, characterized as being in excess of net investment income. This amount may be recharacterized at year end, in whole or in part, as ordinary income or return of capital for tax purposes.

For the years ended December 31, 2010 and 2009, the tax character of distributions paid to shareholders was $6,030,223 return of capital for 2010, and $6,656,638 of ordinary income for 2009, respectively.

As of June 30, 2011, the components of distributable earnings on a tax basis were as follows (unaudited):

Accumulated net investment loss	$ (3,080,544)
Accumulated net realized losses	(18,886,939)
Net unrealized depreciation on investments	(3,501,753)
$(25,469,236)

Tax years open to examination by tax authorities under the statute of limitations include 2007 through 2010.

Note 5 – Investment Transactions.

During the six-months ended June 30, 2011, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $28,404,056 and $37,515,411, respectively. No long term U.S. Government securities were purchased or sold during the period.

Note 6 – Covered Call Options.

The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) "naked" or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.

Semi-annual Report | June 30, 2011 | 13

MSP | Madison Strategic Sector Premium Fund | Notes to Financial Statements | concluded

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transitions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

Transactions in option contracts during the six-months ended June 30, 2011 were as follows (unaudited):

	Number of Contracts	Premiums Received
Options outstanding beginning of period	17,131	$4,353,000
Options written	8,644	2,221,273
Options expired	(2,776)	(689,940)
Options closed	(3,903)	(836,310)
Options assigned	(8,852)	(2,507,424)
Options outstanding end of period	10,244	$2,540,599

Note 7 – Capital.

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 5,798,291 shares issued and outstanding as of June 30, 2011.

In connection with the Fund’s dividend reinvestment plan, there were no shares reinvested for the six-months ended June 30, 2011 and year ended December 31, 2010, respectively.

Note 8 – Indemnifications.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore cannot be estimated; however, the risk of material loss from such claims is considered remote.

Note 9 – Leverage.

The Fund has a $25 million revolving credit facility with U.S. Bank N.A. to permit it to leverage its portfolio under favorable market conditions. The interest rate on the outstanding principal amount is equal to the prime rate less 1%. The Fund did not draw on the facility during 2011 and the full facility is available as of June 30, 2011.

Note 10 – Subsequent Events.

Management has evaluated the impact of all subsequent events on the Funds’ financial statements. No events have taken place that meet the definition of a subsequent event that requires adjustment to, or disclosure in the financial statements.

14 | Semi-annual Report | June 30, 2011

MSP | Madison Strategic Sector Premium Fund

Other Information | June 30, 2011

Results of Shareholder Vote. The Annual Meeting of shareholders of the Fund was held on July 28, 2011. At the meeting, shareholders voted on the election of two trustees, Frank E. Burgess and Lorence D. Wheeler. The votes cast in favor of election for Mr. Burgess were 5,182,110 with 191,154 shares withheld and Mr. Wheeler were 5,184,226 with 189,038 shares withheld. The other trustees of the Fund whose terms did not expire in 2011 are Philip E. Blake, Katherine L. Frank and James R. Imhoff, Jr.

Additional Information. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time, the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

Forward-Looking Statement Disclosure.

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as estimate, may, will, expect, believe, plan and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information.

The Fund adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Fund’s portfolios. Additionally, information regarding how the Fund voted proxies related to portfolio securities, if applicable, during the period ended June 30, 2010, is available upon request and free of charge, by writing to Madison Strategic Sector Premium Fund, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Fund’s proxy voting policies and voting information may also be obtained by visiting the Securities and Exchange Commission ("SEC") web site at www.sec.gov. The Fund will respond to shareholder requests for copies of our policies within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Form N-Q and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. Finally, you may call the Fund at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

Discussion of Contract Renewal.

On February 5, 2011 the Board reviewed a variety of matters in connection with the Madison Strategic Sector Premium Fund’s (the "Fund") investment advisory contract with Madison Asset Management, LLC (the "Adviser").

With regard to the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the biographies and tenure of the personnel involved in Fund management, the experience of the Adviser and its affiliates as investment manager to another closed-end investment company with a similar investment strategy, as well as two open-end funds with a similar investment strategies. They recognized the wide array of investment

Semi-annual Report | June 30, 2011 | 15

MSP | Madison Strategic Sector Premium Fund | Other Information | continued

professionals employed by the firm. Representatives of the Adviser discussed the firm’s ongoing investment philosophies and strategies intended to provide superior performance consistent with the Fund’s investment objectives under various market scenarios. The Trustees also noted their familiarity with the Adviser and its affiliates due to the Madison organization’s history of providing advisory services to the Madison Mosaic Funds.

The Board also discussed the quality of services provided to the Fund by its custodian and by the Adviser in its role as Fund administrator.

With regard to the investment performance of the Fund and the investment adviser, the Board reviewed current performance information provided in the written Board materials. They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks.

The Adviser’s stock picking strategy involves seeking a portfolio of common stocks that have favorable "PEG" ratios (price-earnings ratio to growth rate) as well as financial strength and industry leadership. As a bottom-up investor, it focuses on the fundamental businesses of companies. As such, the Fund’s stock selection philosophy stays away from the "beat the street" objective, as the Adviser looks for companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the "instant gratification" school of thought, the Adviser explained that it seeks to bring elements of consistency, stability and predictability to the Fund’s shareholders under normal market conditions.

The Board engaged in a comprehensive discussion of fund performance and current market conditions in the course of its contract renewal considerations.

Representatives of the Adviser discussed with the Board the Adviser’s methodology for arriving at the peer groups and indices used for performance comparisons.

With regard to the costs of the services to be provided and the profits to be realized by the investment adviser and its affiliates from the relationship with the Fund, the Board reviewed the expense ratios for a variety of other closed-end funds in the Fund’s peer group with similar investment objectives. Based on peer group comparisons, the Board recognized that the Fund’s costs were low for the quality and extent of services provided.

The Board noted that the Adviser provided options strategy management services to other investment company clients and considered the fees charged by the Adviser to such funds for purposes of determining whether the given advisory fee was disproportionately large under the so-called "Gartenberg" standard traditionally used by investment company boards in connection with contract renewal considerations. Although the Board took those fees into account, the Board considered the differences in services and time required by the various types of funds to which the Adviser provided services. They recognized that significant differences exist between the services provided to one type of fund and those provided to others. The Board gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various funds require and were wary of "inapt comparisons." They considered that if the services rendered by the Adviser to one type of fund differ significantly from others, then the comparison should not be used. In the case of the Fund, the Board recognized that fees charged to a fund for which the Adviser acts solely as subadviser to another investment adviser is understandably lower than the fee the Adviser charges to the Fund in its capacity as sole investment adviser. This reflects the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser which are not performed by it when it acts in a subadvisory capacity. The Board noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser which are performed for investment company clients but are not performed for other institutional clients.

The Board also recognized that the obligations, responsibilities and management considerations involved with being an investment adviser to a closed-end fund differs significantly from serving as an investment adviser to an open-end (mutual) fund.

16 | Semi-annual Report | June 30, 2011

MSP | Madison Strategic Sector Premium Fund | Other Information | concluded

The Trustees recognized that the Fund’s fee structure should be reviewed based on total fund expense ratio rather than simply comparing advisory fees to other advisory fees in light of the simple expense structure maintained by the Fund (i.e. a single advisory with a cap on administrative expenses until at least April 26, 2012). As such, the Board focused its attention on the total expense ratios paid by other closed-end funds with similar investment objectives that were established at approximately the same time as the Fund, recognizing that such a comparison was not a "be-all and end-all" exercise, but was nevertheless important to consider. The Board recognized that the Fund’s total expense ratio was low based on such comparisons.

The Trustees sought to ensure that fees were adequate so that the Adviser did not neglect its management responsibilities to the Fund in favor of more "profitable" accounts. At the same time, the Trustees sought to ensure that compensation paid to the Adviser was not unreasonably high. The Board reviewed materials demonstrating that although the Adviser is compensated for a variety of the administrative services it provides or arranges to provide pursuant to its Services Agreement with the Fund, such compensation generally does not cover all costs due to the cap on administrative expenses. Administrative, operational, regulatory and compliance fees and costs in excess of the Services Agreement fees are paid by the Adviser from its investment advisory fees earned. For these reasons, the Trustees recognized that examination of the Fund’s total expense ratio compared to those of other closed-end investment companies was more meaningful than a simple comparison of basic "investment management only" fee schedules.

In reviewing costs and profits, the Board recognized that the Fund is to a certain extent "subsidized" by the greater Madison organization because the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Trust officers, as well as facility costs (rent), could not be supported by fees received from the Fund alone. However, although the Fund represents approximately $72 million out of the approximately $13 billion managed by the greater Madison organization in Wisconsin at the time of the meeting, the Fund is profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of the remaining assets. The Trustees noted that total Madison managed assets, including subsidiaries, approximated $15 billion at the time of the meeting. As a result, although the fees paid by the Fund at its present size might not be sufficient to profitably support a stand-alone fund, it is reasonably profitable to the Adviser as part of its larger, diversified organization. In sum, the Trustees recognized that the Fund is important to the Adviser and is managed with the attention given to other firm clients.

The Board confirmed that the Fund’s non-interested Trustees met previously with counsel and reviewed the written contract renewal materials provided by the Adviser. They noted that the Independent Trustees had considered such materials in light of the aforementioned Gartenberg standards as well as criteria either set forth or discussed in the recent Supreme Court decision in Jones v. Harris regarding the investment company contract renewal process under Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees made a variety of additional inquiries regarding such written materials to the Adviser and representatives of the Adviser discussed each matter raised.

With regard to the extent to which economies of scale would be realized as the Fund grows, the Trustees recognized that, as a closed-end fund, no such economies of scale were anticipated.

After further discussion and analysis and reviewing the totality of the information presented, including the information set forth above and the other information considered by the Board of Trustees, the Trustees concluded that the advisory fees are fair and reasonable for the Fund and that renewal of its Advisory and Services Agreements without change are in the best interests of the Fund and its shareholders.

Upon further discussion and on motions duly made and seconded, the contract was renewed for another year.

Semi-annual Report | June 30, 2011 | 17

MSP | Madison Strategic Sector Premium Fund

Dividend Reinvestment Plan | June 30, 2011

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, Inc. (the "Plan Administrator"), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator in the Fund’s Dividend Reinvestment Plan (the "Plan") in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., 250 Royall St., Canton, MA 02021, Phone Number: 1-877-373-6374.

18 | Semi-annual Report | June 30, 2011

 (This privacy notice is not part of the semi-annual report.)
Rev 11/2010

FACTS	WHAT DOES MADISON STRATEGIC SECTOR PREMIUM FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include: ▪ Social Security number and transaction history ▪ Account balances and checking account information ▪ Purchase history and wire transfer instructions When you are *no longer* our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share investors' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their investors' personal information; the reasons Madison Strategic Sector Premium Fund chooses to share; and whether you can limit this sharing.

Reason we can share your personal information	Does Madison Strategic Sector Premium Fund share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 1-888-670-3600 or go to www.madisonfunds.com.

Semi-annual Report | June 30, 2011 | 19

Page 2

Who we are	
Who is providing this notice?	Madison Strategic Sector Premium Fund, 550 Science Drive, Madison, WI 53711.

What we do	
How does Madison Strategic Sector Premium Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Madison Strategic Sector Premium Fund collect my personal information?	We collect your personal information, for example, when you ▪ Open an account or provide account information ▪ Pay your bills or make deposits or withdrawals from your account ▪ Give us your contact information We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only ▪ sharing for affiliates' everyday business purposes—information about your creditworthiness ▪ affiliates from using your information to market to you ▪ sharing for nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing.

Definitions	
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Our affiliates include companies with a common "Madison/Mosaic" name; financial companies such as Madison Asset Management and Mosaic Funds Distributor.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ▪ Madison Strategic Sector Premium Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Madison Strategic Sector Premium does not jointly market.

Other important information

20 | Semi-annual Report | June 30, 2011

Board of Trustees
Philip E. Blake
Frank Burgess
Katherine L. Frank
James Imhoff, Jr.
Lorence Wheeler

Officers
Katherine L. Frank President
Frank Burgess Vice President
Jay Sekelsky Vice President
Paul Lefurgey Vice President
Ray DiBernardo Vice President
W. Richard Mason Chief Compliance Officer & Asst. Secretary
Greg Hoppe Treasurer
Holly S. Baggot Secretary & Assistant Treasurer
Pam Krill General Counsel, Chief Legal Officer & Asst. Secretary

Investment Adviser
Madison Asset Management, LLC 550 Science Drive Madison, WI 53711
Administrator
Madison Investment Advisors, LLC 550 Science Drive Madison, WI 53711
Custodian
U.S. Bank, N.A. Milwaukee, Wisconsin
Transfer Agent
Computershare Investor Services, LLC Canton, Massachusetts
Independent Registered Public Accounting Firm
Grant Thornton LLP Chicago, Illinois

Question concerning your shares of Madison Strategic Sector Premium Fund?

If your shares are held in a Brokerage Account, contact your Broker

If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company, N.A., 250 Royall Street, Mail Stop 1A Canton, MA 02021

This report is sent to shareholders of Madison Strategic Sector Premium Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

In August 2011, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principle executive officer certified that she was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principle executive and principle financial officer have made quarterly certifications, including in filings with the SEC on forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

Madison Asset Management, LLC
550 SCIENCE DRIVE
MADISON, WI 53711
1-800-767-0300
www.madisonfunds.com

Item 2. Code of Ethics.

Not applicable in semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable in semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable in semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable in semi-annual report.

Item 6. Schedule of Investments

Included in report to shareholders (Item 1) above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable in semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable in semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

(a)  None*

(b)  None*

*Note to Item 9: As announced and disclosed in the registrant's prospectus, the registrant maintains a Dividend Reinvestment Plan. The plan has no expiration date and no limits on the dollar amount of securities that may be purchased by the registrant to satisfy the plan's dividend reinvestment requirements.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the registrant’s disclosure controls and procedures are effective, based on their evaluation of these controls and procedures within 90 days of the date of this report. There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable in semi-annual report.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Strategic Sector Premium Fund

By: (signature)

W. Richard Mason, Chief Compliance Officer
Date: August 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Principal Executive Officer
Date: August 22, 2011

By:  (signature)

Greg Hoppe, Principal Financial Officer
Date: August 22, 2011